                                                                   EXHIBIT 10.20














            =======================================================


                              PETsMART.COM, INC.
                             AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                                October 6, 1999

            =======================================================

                               TABLE OF CONTENTS

                                                                                                           Page
1.   Certain Definitions............................................................................................   2

2.   Restrictions on Transferability................................................................................   4

3.   Restrictive Legend.............................................................................................   4

4.   Notice of Proposed Transfers...................................................................................   4

5.   Registration...................................................................................................   5

     5.1   Requested Registration...................................................................................   5
     5.2   Company Registration.....................................................................................   7
     5.3   Registration on Form S-3.................................................................................   8
     5.4   Subsequent Registration Rights...........................................................................   9
     5.5   Expenses of Registration.................................................................................   9
     5.6   Registration Procedures..................................................................................   9
     5.7   Indemnification..........................................................................................  11
     5.8   Information by Holder....................................................................................  13
     5.9   Rule 144 Reporting.......................................................................................  13
     5.10  Termination of Registration Rights.......................................................................  13

6.   Financial Information Rights...................................................................................  13

7.   Lockup Agreement...............................................................................................  15

8.   Right of First Refusal.........................................................................................  15

9.   Vesting of Employee Options....................................................................................  16

10.  Employment, Confidential Information and Invention Assignment Agreements......................................   16

11.  Transfer of Rights............................................................................................   16

12.  Waivers and Amendments........................................................................................   17

13.  Governing Law.................................................................................................   17

14.  Entire Agreement..............................................................................................   17

15.  Notices, etc..................................................................................................   17

16.  Counterparts..................................................................................................  187

17.  Titles and Subtitles..........................................................................................  187

18.  Successors and Assigns........................................................................................   18

19.  Aggregation of Stock..........................................................................................   18

20.  Entire Agreement..............................................................................................

                              PETsMART.COM, INC.

                             AMENDED AND RESTATED

                           INVESTOR RIGHTS AGREEMENT

     This Amended and Restated Investor Rights Agreement (this "Agreement") is made effective as of October 6, 1999, by and among PETsMART.com, Inc., a Delaware corporation (the "Company"), the purchasers of the Company's Series D Preferred Stock who are signatories to this Agreement (the "Purchasers") and the Series A Purchasers (as defined herein), the Series B Purchasers (as defined herein) and the Series C Purchasers (as defined herein).

                                    RECITALS

     A. In connection with the issuance and sale of its Series A Preferred Stock, its Series B Preferred Stock and its Series C Preferred Stock, the Company entered into that certain Investor Rights Agreement dated May 12, 1999 (the "Original Agreement") with the purchasers of Series A Preferred Stock (the "Series A Purchasers"), the purchasers of Series B Preferred Stock (the "Series B Purchasers") and the purchasers of Series C Preferred Stock (the "Series C Purchasers").

     B. The Company and the Purchasers are parties to the Series D Preferred Stock Purchase Agreement dated as of October 6, 1999 (the "Purchase Agreement"), whereby the Company will sell, and the Purchasers will buy, Series D Preferred Stock of the Company.

     C. The obligations of the Company and the Purchasers under the Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Company and the Purchasers.

     D. Section 12 of the Original Agreement provides that the consent of the Company and the holders of a majority of the Registrable Securities (as defined in the Original Agreement), a majority of the holders of the Series A Preferred Stock, a majority of the holders of the Series B Preferred Stock and a majority of the holders of the Series C Preferred Stock (provided, that Section 8 of the Original Agreement may be amended only with the written consent of the Company and the Qualified Purchasers (as defined in the Original Agreement) representing a majority of the Registrable Securities then held by all of the Qualified Purchasers (as defined in the Original Agreement) is required to amend the Original Agreement.

     E. The Company and the holders required to amend the Original Agreement pursuant to Section 12 thereof now desire to and hereby amend and restate the Original Agreement in its entirety as set forth below in order to add the Purchasers as parties hereto and make certain changes to the Original Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Original Agreement in its entirety and agree as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Change of Control" means the Company's sale or lease of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary, unless the stockholders of the Company immediately prior to such transaction hold at least 50% of the voting power of the surviving corporation in such a transaction.

          "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Conversion Stock" means the Company's Common Stock (i) issued or issuable pursuant to conversion of the Preferred Stock and (ii) issued or issuable upon exercise of warrants granted to idealab! Holdings, L.L.C., PETsMART, Inc. and Rodale Press, Inc.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Holder" means (i) any Series A Investor, Series B Investor, Series C Investor or Purchaser holding Registrable Securities and (ii) any person holding Registrable Securities to whom rights have been transferred under this Agreement, in accordance with Section 11 hereof.

          "Initiating Holders" means any Holder or Holders who, in the aggregate, hold not less than 50% of the Registrable Securities then outstanding.

          "IPO" shall mean the Company's initial public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock.

          "Preferred Stock" shall mean the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and Series D Preferred Stock.

          "Qualified Initial Public Offering" shall mean the Company's IPO with gross proceeds to the Company of not less than $15 million and at a minimum offering price of $9.35 per share.

          "Qualified Purchaser" shall mean (i) idealab! Holdings, L.L.C., PETsMART, Inc. and the Series B Purchasers and (ii) any person holding Registrable Securities to whom rights have been transferred by idealab! Holdings, L.L.C., PETsMART, Inc. or the Series B Purchasers under this Agreement, in accordance with Section 11 hereof.

          "Registrable Securities" means (i) the Conversion Stock and (ii) any Common Stock of the Company issued or issuable in respect of any of the foregoing or upon any stock split, stock dividend, recapitalization or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as (x) they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction and (y) the registration rights with respect to such securities have not terminated pursuant to Section 5.10.

          The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 5.1, 5.2 and
5.3 hereof, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses shall also include the fees and disbursements for one special counsel to the selling stockholders selected by a majority of such holders, not to exceed $15,000 per registration.

          "Restricted Securities" shall mean the securities of the Company required to bear the legends set forth in Section 3 hereof.

          "Rule 144" and "Rule 145" shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all fees and disbursements of counsel for any Holder.

     2.   Restrictions on Transferability.  The Preferred Stock, the Conversion
          -------------------------------
Stock and any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger, or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder or transferee will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by the Holder or transferee to agree to take and hold such securities subject to the restrictions and upon the conditions specified in this Agreement.

     3.   Restrictive Legend.  Each certificate representing the Preferred
          ------------------
Stock, the Conversion Stock or any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger, or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legends required by agreement or by applicable state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE ACT IS OTHERWISE UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCKUP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

          Each Holder consents to the Company making a notation on its records and giving stop transfer instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.

     4.   Notice of Proposed Transfers.  The holder of each certificate
          ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Without in any way limiting the immediately preceding sentence, no sale, assignment, transfer or pledge of Restricted Securities shall be made by any holder thereof to any person unless such person shall first agree in writing to be bound by the restrictions of this Agreement. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, the holder shall also provide, at such holder's expense, a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that the Company shall not request an opinion of counsel with respect to (i) a transfer not involving a change in beneficial ownership or involving an entity that is an affiliate (as such term is defined in Rule 405 of the Securities Act) of a Holder, (ii) a transaction involving the distribution without consideration of Restricted Securities by the holder to its constituent partners or members in proportion to their ownership interests in the holder, or
(iii) a transaction involving the transfer without consideration of Restricted Securities by an individual holder during such holder's lifetime by way of gift or on death by will or intestacy. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in
Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act. Notwithstanding the foregoing, each holder of Restricted Securities agrees that it will not request that a transfer of the Restricted Securities be made or that the legend set forth in Section 3 be removed from the certificate representing the Restricted Securities, solely in reliance on Rule 144(k), if as a result thereof the Company would be rendered subject to the reporting requirements of the Exchange Act.

     5.   Registration.
          ------------

          5.1  Requested Registration.
               ----------------------

               (a) Request for Registration.  In case the Company shall receive
                   ------------------------
from Initiating Holders a written request that the Company effect any registration with respect to shares of Registrable Securities, the Company will:

                   (i) promptly give written notice of the proposed registration to all other Holders; and

                   (ii) as soon as practicable, use commercially reasonable efforts to effect such registration as part of a firm commitment underwritten public offering with underwriters reasonably acceptable to the Initiating Holders and the Company (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request by delivering a written notice to such effect to the Company within twenty days after the date of such written notice from the Company.

     Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect or complete any such registration pursuant to this Section 5.1:

                         (A) Prior to six months after the effective date of the
Company's first registered public offering of its Common Stock;

                         (B) Unless the requested registration would have an
aggregate offering price of all Registrable Securities sought to be registered by all Holders, net of underwriting discounts and commissions, exceeding $5,000,000;

                         (C) Following the filing of, and for 180 days
immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

                         (D) After the Company has effected two (2)
registrations pursuant to this Section 5.1(a) in which the Initiating Holders were able to sell at least 50% of the Registrable Securities sought to be included and such registrations have each been declared or ordered effective;

                         (E) If the Initiating Holders are able to request a
registration on Form S-3 pursuant to Section 5.3 hereof;

                         (F) Within twelve (12) months after the Company has
effected such a registration pursuant to this Section 5.1(a), and such registration has been declared or ordered effective; or

                         (G) If the Company shall furnish to the Initiating
Holders a certificate signed by the President of the Company (i) giving notice of its bona fide intention to effect the filing of a registration statement with the Commission, or (ii) stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future. In such case, the Company's obligation to use its commercially reasonable efforts to register, qualify or comply under this Section 5.1(a) shall be deferred one or more times for a period not to exceed 180 days from the receipt of the request to file such registration by such Initiating Holder or Holders, provided that the Company may not exercise this deferral right more than once per twelve (12) month period.

     Subject to the foregoing clauses (A) through (G), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          (b) Underwriting.  In the event of a registration pursuant to Section
              ------------
5.1, the Company shall advise the Holders as part of the notice given pursuant to Section 5.1(a)(i) that the right of any Holder to registration pursuant to
Section 5.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall, together with all Holders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 5.1, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration (i) in the case of the Company's initial public offering, to zero, and (ii) in the case of any other offering, to an amount no less than thirty-three percent (33%) of all shares to be included in such offering. The Company shall so advise all Holders requesting to be included in the registration and underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company.

          5.2  Company Registration.(a) Notice of Registration.  If at any time
               --------------------     ----------------------
or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a Holder or other holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration in which the only equity security being registered is Common Stock issuable upon conversion of convertible debt securities which are also being registered, the Company will:

                    (i)  promptly give to each Holder written notice thereof;
                         and

                    (ii) include in such registration (and any related qualifications including compliance with Blue Sky laws), and in any underwriting involved therein, all the

Registrable Securities specified in a written request or requests, made within ten days after the date of such written notice from the Company, by any Holder.

          (b) Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 5.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

     All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit in whole or in part the Registrable Securities to be included in such registration. The Company shall so advise all Holders requesting to be included in the registration and underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all the Holders requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company.

          (c) Right to Terminate Registration.  The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this Section 5.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     5.3  Registration on Form S-3.  (a)  Request for Registration.  In
          ------------------------        ------------------------
case the Company shall receive from Initiating Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use commercially reasonable efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 5.3 in any twelve (12) month period. If such offer is to be an underwritten offer, the underwriters must be acceptable to both the Initiating Holders and the Company. The Company shall inform the other Holders of the proposed registration and offer them the opportunity to participate. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 5.1(b) shall be applicable to each such registration initiated under this
Section 5.3.

     (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.3:

          (i) Following the filing of, and for 180 days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

          (ii) Within twelve (12) months after the Company has effected such a registration pursuant to this Section 5.3(a), and such registration has been declared or ordered effective; or

          (iii) If the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company (i) giving notice of its bona fide intention to effect the filing of a registration statement with the Commission, or (ii) stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its commercially reasonable efforts to file a registration statement shall be deferred one or more times for a period not to exceed 180 days from the receipt of the request to file such registration by such Initiating Holder or Holders, provided that the Company may not exercise this deferral right more than once per twelve (12) month period.

     5.4  Subsequent Registration Rights. (a) Without the consent of any holder
          ------------------------------
of Registrable Securities hereunder, the Company may grant to any holder of securities of the Company registration rights inferior to those granted hereunder.

          (b) The Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights superior to or on a pari passu basis with the rights granted the Holders hereunder without the written consent of the holders of a majority of the Registrable Securities.

     5.5  Expenses of Registration. All Registration Expenses incurred in
          ------------------------
connection with (i) two (2) registrations pursuant to Section 5.1, (ii) all registrations pursuant to Section 5.2, and (iii) all registrations pursuant to
Section 5.3, shall be borne by the Company. Notwithstanding the foregoing, in the event that Initiating Holders cause the Company to begin a registration pursuant to Section 5.1, and the request for such registration is subsequently withdrawn by the Initiating Holders (unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request) or such registration is not completed due to failure to meet the net proceeds requirement set forth in such section or is otherwise not successfully completed due to no fault of the Company, all Holders shall be deemed to have forfeited their right to one registration under

Section 5.1 unless the Initiating Holders pay for, or reimburse the Company for, the Registration Expenses incurred in connection with such withdrawn or incomplete registration. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other registration expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

     5.6  Registration Procedures. In the case of each registration effected by
          -----------------------
the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 120 days or until the distribution contemplated in the registration statement has been completed; provided, however, that such 120-day period shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company.

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish such number of prospectuses (including preliminary prospectuses) in conformity with the requirements of the Securities Act and other documents as a Holder from time to time may reasonably request.

          (d) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or on the Nasdaq Stock Market, as the case may be, on which similar securities issued by the Company are then listed.

          (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (g) Use its reasonable efforts to cause such Registrable Securities covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

          (h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 5, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 5, if such securities are being sold through underwriters, or, if such registration with respect to such securities becomes effective, a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and, if required by the independent certified public accounts, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any.

     5.7  Indemnification.(a)  The Company will indemnify each Holder, each of
          ---------------
its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or controlling person, and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, other holders of the Company's securities covered by such registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other Holders or their officers, directors or controlling persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in such registration statement or prospectus. Notwithstanding the foregoing, the liability of each Holder under this subsection 5.7(b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful misconduct or fraud by such Holder.

          (c) Each party entitled to indemnification under this Section 5.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses; provided, that the Indemnifying Party shall remain liable for reasonable legal expenses of one counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     5.8  Information by Holder.  The Holder or Holders of Registrable
          ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such

Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Agreement.

          5.9  Rule 144 Reporting.  With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company shall use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

               (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

          5.10 Termination of Registration Rights.  The rights granted pursuant
               ----------------------------------
to Sections 5.1, 5.2 and 5.3 of this Agreement shall terminate as to any Holder upon the earlier of (i) the date four (4) years after the effective date of the Company's IPO and (ii) the date such Holder is able to immediately sell all shares of Registrable Securities held or entitled to be held upon conversion by such Holder under Rule 144 during any 90-day period.

     6.   Financial Information Rights(a) The Company will provide the following
          ----------------------------
documents to each Holder who continues to hold at least 300,000 shares of Preferred Stock and/or Conversion Stock (as adjusted for recapitalizations, stock combinations, stock dividends, stock splits and the like) (each such Holder, a "Major Investor"):

               (i) As soon as practicable after the end of the fiscal year ending December 31, 1999 and each fiscal year thereafter, and in any event within ninety (90) days after the end of each such fiscal year, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flows and stockholders' equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year (except that no such comparative data from the fiscal year ended December 31, 1998 need be provided), all in reasonable detail and audited by independent public accountants of national standing selected by the Company, and a capitalization table in reasonable detail for such fiscal year;

                    (ii) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within sixty (60) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of operations and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than accompanying notes), subject to changes resulting from year-end audit adjustments, in reasonable detail and signed by the principal financial or accounting officer of the Company, and a capitalization table in reasonable detail for such quarterly period, and such other documents generally distributed or made available to the Company's stockholders; provided, however, that the Company shall not be obligated to provide information which the Board of Directors deems in good faith to be proprietary or confidential; and

                    (iii) Such other documents generally distributed or made available to the Company's stockholders; provided, however, that the Company
                                         --------  -------
shall not be obligated to provide information which the Board of Directors deems in good faith to be proprietary or confidential.

               (b) For purposes of determining the minimum holdings pursuant to this Section 6, any Holder which is a partnership or limited liability company shall be deemed to hold any Preferred Stock originally purchased by such Holder and subsequently distributed to constituent partners or members of such Holder, but which have not been resold by such partners or members. If the partnership or limited liability company is still in existence, the Company may satisfy any obligation to distribute reports to individual partners of the partnership or members of a limited liability company by delivering a single copy of each report to the partnership or limited liability company as agent for the constituent partners or members.

               (c) Each Holder or transferee of rights under this Section 6 acknowledges and agrees that any information obtained pursuant to this Section 6 which may be considered nonpublic information will be maintained in confidence by such Holder or transferee and will not be utilized by such Holder or transferee in connection with purchases or sales of the Company's securities except in compliance with applicable state and Federal securities laws.

               (d) The covenants of the Company set forth in this Section 6 shall terminate and be of no further force or effect upon the earlier to occur of (i) the closing of the IPO; or (ii) a Change of Control of the Company.

     7.   Lockup Agreement.  Each Holder and transferee hereby agrees that, in
          ----------------
connection with any registration of any securities of the Company under the Securities Act for the account of the Company, if so requested by any representative of the underwriters (the "Managing Underwriter"), such Holder or transferee shall not sell or otherwise transfer any securities of the Company during the period specified by the Company's Board of Directors at the request of the Managing Underwriter (the "Market Standoff Period"), with such period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period. The Company shall use commercially reasonable efforts to place similar contractual lockup restrictions on all capital stock issued now or hereafter to officers, directors, employees and consultants of the Company and holders of registration rights with respect to capital stock of the Company.

     8. Right of First Refusal.
        ----------------------

          (a) The Company hereby grants to the Qualified Purchasers the right of first refusal to purchase its Pro Rata Share of New Securities (as defined in this Section 8) which the Company may, from time to time, propose to sell and issue. A "Pro Rata Share," for purposes of this right of first refusal, equals the proportion that the total number of shares of Common Stock then held by such Qualified Purchaser plus the number of shares of Common Stock issuable upon conversion of the Preferred Stock then held by such Qualified Purchaser bears to the sum of the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon exercise or conversion of all then outstanding securities exercisable for or convertible into, directly or indirectly, Common Stock.

          (b) Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company, including Common Stock and any series of preferred stock, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said shares of Common Stock or preferred stock. Notwithstanding the foregoing, "New Securities" does not include stock issued and issuable: (i) upon conversion of shares of Preferred Stock; (ii) to employees, consultants, or directors pursuant to stock option, stock grant, stock purchase, or similar plans and arrangements approved by the Board of Directors; (iii) to equipment lessors, banks financial institutions or similar entities in a transaction approved the Board of Directors, the principle purpose of which is other than the raising of capital; (iv) as a dividend or other distribution; (v) in the Company's IPO; (vi) in a merger or acquisition that is approved by the Board of Directors; (vii) pursuant to any transaction approved by the Board of Directors primarily for the purpose of (A) joint ventures, technology licensing or research and development activities, (B) distribution or manufacture of the Company's products or services, or (C) any other transactions involving corporate partners that are primarily for purposes other than raising capital; provided that such transaction(s) include an agreement regarding such relationship that is entered into at the same time as the issuance of the New Securities; (viii) if the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting separately, agree in writing that such shares shall not constitute New Securities; or (ix) upon exercise or conversion of securities with respect to which the Qualified Purchasers previously had an opportunity to exercise the right of first refusal pursuant to this Section 8.

          (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Qualified Purchaser written notice of its intention, describing the amount and type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Qualified Purchaser shall have ten (10) days from the date of receipt of any such notice to agree to purchase up to its respective Pro Rata Share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (d) Beginning ten (10) days after the notice given pursuant to Section 8(c) above, the Company shall have 180 days to sell the New Securities not elected or eligible to be purchased by Qualified Purchasers at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold all of the New Securities within said 180 day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities in the manner provided above.

          (e) The provisions of this Section 8 will terminate and be of no further force or effect upon the earlier to occur of: (i) the closing of the Company's IPO, or (ii) immediately prior to a Change of Control.

     9.   Vesting of Employee Options.  Unless otherwise agreed to by a majority
          ---------------------------
of the members of the Company's Board of Directors who are not then employees of the Company, after the date hereof, options granted to employees of the Company under the Company's 1999 Employee Stock Plan or other approved stock plans will vest, until the option holder's employment with or service to the Company terminates, on terms no more favorable to the employee than the following:
Twenty percent (20%) of such shares shall vest immediately upon employment and five percent (5%) of such shares shall vest at the end of each quarter thereafter.

     10.  Employment, Confidential Information and Invention Assignment
          -------------------------------------------------------------
Agreements.  The Company will maintain a policy requiring each person now or
----------
hereafter employed by it or any subsidiary with access to confidential information to enter into an Employment, Confidential Information and Invention Assignment Agreement substantially in a form approved by the Board of Directors.

     11.  Transfer of Rights.  The rights granted under Sections 5, 6 and 8 of
          ------------------
this Agreement may be assigned to any transferee or assignee, other than a competitor or potential competitor of the Company or PETsMART (as determined in good faith by the Company's Board of Directors), in connection with any transfer or assignment of Registrable Securities by the Holder, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (ii) such assignee or transferee would be a Major Investor immediately following such transfer or assignment, (iii) written notice is promptly given to the Company and (iv) such transferee or assignee agrees to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights granted to the Holders hereunder may be assigned without compliance with item (ii) above to (a) any constituent partner or member of a Holder which is a partnership or limited liability company, or (b) any then affiliate (as such term is defined in Rule 405 of the Securities Act) of a Holder.

     12.  Waivers and Amendments.  Except as otherwise provided herein,
          ----------------------
additional parties may be added to this Agreement, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding, a majority of the holders of the Series A Preferred Stock, a majority of the holders of the Series B Preferred Stock, a majority of the holders of the Series C Preferred Stock and a majority of the holders of the Series D Preferred Stock. Notwithstanding the foregoing, Section 8 may be amended only with the written consent of the Company and the Qualified Purchasers representing a majority of the Registrable Securities then held by all of the Qualified Purchasers. Any amendment or waiver effected in accordance with Section 5.4 or Section 12, as applicable, shall be binding upon each Purchaser, Holder of Registrable Securities at the time outstanding, each future holder of any of such securities, and the Company.

     13.  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the internal laws of the State of California without regard to conflict of laws provisions.

     14.  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding and Agreement among the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     15.  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

          (a) if to a Holder, at such Holder's address as set forth in Exhibit A, or at such other address as such Holder shall have furnished to the Company.

          (b)  if to the Company, to:

               130 West Union Street
               Pasadena, California 91103
               Attn: Tom McGovern
               Fax:  (626) 535-2701

               or at such other address as the Company shall have furnished to the Holders, with a copy to:

               Strategic Law Partners, LLP
               333 S. Grand Avenue
               Suite 3950
               Los Angeles, California  90071
               Attn: Bradley D. Schwartz, Esq.
               Fax:  (213) 621-0982

          Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     16.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     17.  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     18.  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     19.  Aggregation of Stock.  For the purpose of determining the availability
          --------------------
of any rights hereunder, any shares of Series B Preferred Stock, or Common Stock into which such Series B Preferred Stock is converted, held by entities which control, are controlled by or are under common control with another entity shall be aggregated.

     20.  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding between the parties with regard to the subject matter hereof. The Original Agreement is hereby amended and restated in its entirety by this Agreement, and the Company and the parties hereto agree that this Agreement shall supersede and replace the rights and obligations of the parties and the Company under the Original Agreement.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


     "COMPANY"

     PETsMART.COM, INC.


        /s/ Tom McGovern, Jr.
     ----------------------------
     Tom McGovern, Jr.
     President



     "SERIES A PURCHASER"

     PETsMART, INC.



     By:   /s/ Phillip L. Francis
         ------------------------
     Philip L. Francis
     President and Chief Executive Officer



     "SERIES B PURCHASERS"

     IDEALAB! CAPITAL PARTNERS I-A, L.P.


      /s/ William S. Elkus
     ----------------------------
     William S. Elkus,
     Managing Member, idealab! Capital Management, I, LLC,
     General Partner of idealab! Capital Partners I-A, L.P.

     IDEALAB! CAPITAL PARTNERS I-B, L.P.


        /s/ William S. Elkus
     ----------------------------
     William S. Elkus,
     Managing Member, idealab! Capital Management, I, LLC,
     General Partner of idealab! Capital Partners I-B, L.P.



     GLOBAL RETAIL PARTNERS, L.P.
     BY: GLOBAL RETAIL PARTNERS, INC.
          General Partner


     By: /s/ Steven E. Lebow
        -------------------------
     Name: Steven E. Lepow
          -----------------------
     Title: Chairman
           ----------------------



     DLJ DIVERSIFIED PARTNERS, L.P.
     BY: DLJ DIVERSIFIED PARTNERS, INC.
          General Partner


     By: /s/ Steven E. Lebow
        -------------------------
     Name: Steven E. Lebow
          -----------------------
     Title: Chairman
           ----------------------


     DLJ DIVERSIFIED PARTNERS-A, L.P.
     BY: DLJ DIVERSIFIED PARTNERS, INC.
          General Partner


     By: /s/ Steven E. Lebow
        -------------------------
     Name: Steven E. Lebow
          -----------------------
     Title: Chairman
           ----------------------

     GRP PARTNERS, L.P.
     BY: GLOBAL RETAIL PARTNERS, INC.
          General Partner


     By: /s/ Steven E. Lebow
        ------------------------
     Name: Steven E. Lebow
          ----------------------
     Title: Chairman
           ---------------------



     GLOBAL RETAIL PARTNERS FUNDING, INC.


     By: /s/ Osamu R. Watanabe
        ------------------------
     Name: Osamu R. Watanabe
          ----------------------
     Title: Vice President
            --------------------



     DLJ ESC II L.P.
     BY: DLJ LBO PLANS MANAGEMENT CORPORATION
          General Partner


     By: /s/ Osamu R. Watanabe
        ------------------------
     Name: Osamu R. Watanabe
          ----------------------
     Title: Vice President
            --------------------



     "SERIES C PURCHASERS"



     IDEALAB! HOLDINGS, L.L.C.


     By: /s/ Marcia Goodstein
        ------------------------
     Name: Marcia Goodstein
          ----------------------
     Title: Secretary
            --------------------

     "SERIES D PURCHASERS"



     PETsMART, INC.


      /s/ Philip L. Francis
     ---------------------------
     Philip L. Francis
     President and Chief Executive Officer



     IDEALAB! CAPITAL PARTNERS I-A, L.P.


      /s/ William S. Elkus
     ---------------------------
     William S. Elkus,
     Managing Member, idealab! Capital Management, I, LLC,
     General Partner of idealab! Capital Partners I-A, L.P.



     IDEALAB! CAPITAL PARTNERS I-B, L.P.


      /s/ William S. Elkus
     ---------------------------
     William S. Elkus,
     Managing Member, idealab! Capital Management, I, LLC,
     General Partner of idealab! Capital Partners I-B, L.P.


     SIMBA, LLC


     By: /s/ Carina Schalvach
        ------------------------
     Name: Carina Schalvach
          ----------------------
     Title:_____________________

     WS INVESTMENT COMPANY  99B


     By: /s/ Marin W. Korman
        ------------------------
     Name: Marin W. Korman
          ----------------------
     Title: Member
           ---------------------



      /s/ Larry Sonsini
     ---------------------------
     LARRY SONSINI


      /s/ Martin W. Korman
     ---------------------------
     MARTIN W. KORMAN


      /s/ Tom McGovern, Jr.
     ---------------------------
     TOM MCGOVERN, JR.


      /s/ Michael Houlahan
     ---------------------------
     MICHAEL HOULAHAN



     GLOBAL RETAIL PARTNERS, L.P.
     BY: GLOBAL RETAIL PARTNERS, INC.
          General Partner


     By: /s/ Steven E. Lebow
        ------------------------
     Name: Steven E. Lebow
          ----------------------
     Title: Chairman
           ---------------------



     DLJ DIVERSIFIED PARTNERS, L.P.
     BY: DLJ DIVERSIFIED PARTNERS, INC.
          General Partner


     By: /s/ Steven E. Lebow
        ------------------------
     Name: Steven E. Lebow
          ----------------------
     Title: Chairman
           ---------------------

     DLJ DIVERSIFIED PARTNERS-A, L.P.
     BY: DLJ DIVERSIFIED PARTNERS, INC.
          General Partner


     By: /s/ Steven E. Lebow
        ------------------------
     Name: Steven E. Lebow
          ----------------------
     Title: Chairman
           ---------------------



     GRP PARTNERS, L.P.
     BY: GLOBAL RETAIL PARTNERS, INC.
          General Partner


     By: /s/ Steven E. Lebow
        ------------------------
     Name: Steven E. Lebow
          ----------------------
     Title: Chairman
           ---------------------



     GLOBAL RETAIL PARTNERS FUNDING, INC.


     By: /s/ Osamu R. Watanabe
        ------------------------
     Name: Osamu R. Watanabe
          ----------------------
     Title: Vice President
           ---------------------



     DLJ ESC II L.P.
     BY: DLJ LBO PLANS MANAGEMENT CORPORATION
          General Partner


     By: /s/ Osamu R. Watanabe
        ------------------------
     Name: Osamu R. Watanabe
          ----------------------
     Title: Vice President
           ---------------------

     IDEALAB! HOLDINGS, L.L.C.



     By: /s/ Marcia Goodstein
        -----------------------
     Name: Marcia Goodstein
          ---------------------
     Title: Secretary
           --------------------


      /s/ Bradley D. Schwartz
     --------------------------
     BRADLEY D. SCHWARTZ



      /s/ James Baer
     --------------------------
     JAMES K. BAER



     BIG DOG USA, INC.


     By: /s/ AF
        -----------------------
     Name: Andrew Feshbach
          ---------------------
     Title: CEO
           --------------------


      /s/ AF
     --------------------------
     ANDREW FESHBACH


      /s/ Anthony Wall
     --------------------------
     ANTHONY WALL



      /s/ Andrew Wadhams
     --------------------------
     ANDREW WADHAMS


      /s/ Douglas Nilsen
     --------------------------
     DOUGLAS NILSEN

      /s/ Roberta Morris
     ---------------------------------------
     ROBERTA MORRIS


      /s/ Jeffrey Cowen
     ---------------------------------------
     JEFFREY COWEN



      /s/ David Wolf
      --------------------------------------
     DAVID WOLF


      /s/ Siska Buitenman
     ---------------------------------------
     SISKA BUITENMAN


     SK PRIVATE INVESTMENT FUND - SERIES B


     By: /s/ Thomas H. Kennedy
        ------------------------------------
     Name:   Thomas H. Kennedy
          ----------------------------------
     Title:  Member, Investment Committee
           ---------------------------------